Exhibit 10.15(b)


   Schedule of Secured Convertible Notes (refinancings after October 31, 2005)
        Issued by NCT Group, Inc. to Carole Salkind and outstanding as of
                                December 13, 2005


    Issue Date       Due Date         Principal             Conversion Price
    ----------       --------         ---------             ----------------
     12/07/05        06/07/06         $959,383.98       Greater of: (i) $0.0052;
                                                        or (ii) the par value of
                                                        NCT Group, Inc.
                                                        common stock on the
                                                        date of conversion